SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust

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The Cboe Vest Family of Funds

Cboe Vest S&P 500® Buffer Strategy Fund

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

(collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

October 14, 2019

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between World Funds Trust (the “Trust”), on behalf of the Funds, and Cboe Vest Financial LLC (the “Adviser”), the investment adviser to the Funds, by shareholders of each of the Funds at a Special Meeting of Shareholders to be held on or about November 22, 2019 at 11:00 a.m. at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Adviser currently serves as the investment adviser to each Fund under an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Agreement”). The Interim Agreement was entered into by the Board of Trustees of the Trust (the “Board”) in advance of a transaction impacting the ownership of the Adviser. On August 26, 2019, a controlling voting interest in the parent company of the Adviser was acquired by First Trust Capital Partners, LLC and its affiliates, which pursuant to the Investment Company Act of 1940 (the “1940 Act”) and in accordance with the terms of the former investment advisory agreement with the Adviser (the "Former Advisory Agreement"), resulted in an assignment and termination of the Former Advisory Agreement. As a result of the transaction, shareholders of the Funds are being asked to approve the New Advisory Agreement for the Adviser to continue managing the Funds.

Information on the Interim Agreement, Former Advisory Agreement and New Advisory Agreement is set forth in this Proxy Statement. In addition, information on the Adviser and the other service providers serving the Funds is included as well.

It is important to note that, although the Adviser has undergone a change in ownership, the day-to-day services to the Funds will not change. In addition, no changes are being proposed to the advisory fees charged to the Funds and the Adviser has committed to extend its current expense limitation arrangement with the Funds through at least February 28, 2021.

To allow the Adviser to continue to serve as the investment adviser to the Funds without any interruption, shareholders of each Fund are being asked to approve the New Advisory Agreement. The Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, voted unanimously to approve the New Advisory Agreement on behalf of each Fund and recommends that you approve Proposal 1. The Board believes that Proposal 1 is in the best interests of each Fund and its shareholders.

It is very important to receive your vote before November 22, 2019. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or from our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

David A. Bogaert

President

World Funds Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on November 22, 2019 (the “Meeting”)?

A.	At the Meeting, shareholders of the Cboe Vest S&P 500® Buffer Strategy Fund, Cboe Vest S&P 500® Enhanced Growth Strategy Fund, and Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund (each a “Fund” and collectively the “Funds”), each a series of World Funds Trust (the “Trust”), will be voting, separately with respect to each Fund, on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Cboe Vest Financial LLC (the “Adviser”). The Adviser currently serves as the investment adviser to each Fund under an interim advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Interim Agreement”). Prior to the Trust entering into the Interim Agreement, the Adviser managed the Funds pursuant to an investment advisory agreement that was substantially similar to the New Advisory Agreement (the “Former Advisory Agreement”).

Q.	Why are shareholders being asked to approve the Proposal?

A.	As a result of a transaction effective August 26, 2019 (the “Transaction”), First Trust Capital Partners, LLC (“First Trust”) and its affiliates purchased approximately 49% of the voting shares of the Adviser’s parent company, Cboe Vest Group Inc. Under the 1940 Act and pursuant to the terms of the Former Advisory Agreement, management believes the Transaction resulted in a “change in control” at the Adviser and thus caused the automatic termination of the Former Advisory Agreement. To avoid a lapse in advisory services to the Funds, the Adviser and the Trust entered into the Interim Agreement prior to the Transaction. However, for the Adviser to continue to provide investment management services to the Funds beyond the term of the Interim Agreement (maximum term of 150 days from August 26, 2019), shareholders of each Fund are required by the 1940 Act to approve the New Advisory Agreement. If shareholders of a Fund do not approve the New Advisory Agreement, then the Adviser will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Agreement, and the Board will have to consider other alternatives for the Fund, including again seeking approval by shareholders of the New Advisory Agreement, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of a Fund or Funds. To avoid interruption to the management and operations of the Funds and to avoid additional costs to any Fund, the Board is recommending that shareholders of each Fund approve Proposal 1.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?

A.	At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on August 29, 2019, the Board unanimously approved the New Advisory Agreement for each Fund, subject to shareholder approval by each Fund.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement.

Q.	If the Current Advisory Agreement terminated on August 26, 2019, how are the Funds currently being managed?

A.	At an in-person meeting held on July 24, 2019, the Board approved the Interim Agreement that took effect upon the closing of the Transaction on August 26, 2019. Pursuant to the terms of the Interim Agreement, which was adopted in accordance with the requirements of Section 15(f) and Rule 15a-4 of the 1940 Act, the Adviser will continue to provide advisory services to the Funds, until the earlier of: (i) the date on which a Fund’s shareholders approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser; or (ii) one-hundred fifty (150) days from the date of the Transaction. The Interim Agreement is identical in all material respects to the Former Advisory Agreement and New Advisory Agreement except that the Interim Agreement requires all investment advisory fees to be held in escrow pending the approval of the New Advisory Agreement, it has a maximum term of 150 days, and the Board or a majority of a Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days' written notice. If a Fund’s shareholders do not approve the New Advisory Agreement with the Adviser, the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). However, should each Fund’s shareholders approve the New Advisory Agreement, the escrowed investment advisory fees will be paid to the Adviser and the Interim Agreement will terminate and the New Advisory Agreement will take effect.

Q.	Why is the Board recommending that shareholders approve the Proposal?

A.	The Board believes the Adviser will continue to provide shareholders with a high level of service under the New Advisory Agreement. In addition, the Transaction has eliminated the Adviser’s affiliation with the Chicago Board of Exchange and the other exchanges owned by Cboe Global Markets, Inc. (“Cboe Global”). Prior to the Transaction, the Funds directed all broker-dealers to not effect transactions in options on Cboe owned or controlled exchanges due to concerns that such trading might violate the requirements of Section 17(d) of the 1940 Act. Cboe Global’s decision to divest a significant percentage of its ownership position in Cboe Vest Group Inc., the Adviser’s parent company, may provide the Adviser with additional flexibility in managing the Funds’ portfolios.

Q.	How will the approval of the Proposal affect the management and operations of the Funds?

A.

The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreement. In addition, the change of control at the Adviser will not result in any changes to the Adviser’s management team serving the Funds. Accordingly, the approval of Proposal 1 is not expected to affect the management or operations of the Funds.  As previously noted, the approval may provide the Adviser greater flexibility as it relates to trading.

Q.	How will the approval of the Proposal affect the expenses of the Funds?

A.	The approval of the New Advisory Agreement on behalf of each Fund will not result in a change to the advisory fee. In addition, the Adviser has agreed to maintain the current expense limitation agreements with the Funds through February 28, 2021. Furthermore, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Adviser.

Q.	What are the primary reasons for the retention of the Adviser as the investment adviser to the Funds?

A.	The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the history, reputation, and resources of the Adviser, performance results achieved by the Adviser for its clients, including the Funds, as applicable, quality of services provided by the Adviser, and the fact that the change of control is not expected to result in any changes to the Adviser’s management team serving the Funds. The Board also considered that the advisory fee will not change for the Funds and that the fee waivers and/or expense reimbursements currently provided by the Adviser for the Funds will remain in place as well. The Board acknowledged the additional flexibility the Adviser may have as it relates to trading and its access to all the exchanges owned by Cboe Global, which includes the largest options exchange in the world. The Board also considered First Trust’s industry experience and its current business lines. The Board noted that First Trust would provide additional marketing and distribution related capabilities to the Funds, which could lead to additional assets coming into the Funds and greater opportunities for economies of scale to be realized by shareholders. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the section “Evaluation By the Board of Trustees” in the enclosed Proxy Statement.

Q.	Are there any material differences between the Former Advisory Agreement and the New Advisory Agreement?

A.	No. There are no material differences between the Former Advisory Agreement and the New Advisory Agreement, other than their respective commencement and renewal dates.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the Adviser, any of its affiliates, Commonwealth Fund Services, Inc, the Funds’ transfer agent, and AST Fund Solutions, a firm authorized by the Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

The Cboe Vest Family of Funds

Cboe Vest S&P 500® Buffer Strategy Fund

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

(collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 22, 2019

Dear Shareholders:

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the Cboe Vest S&P 500® Buffer Strategy Fund, Cboe Vest S&P 500® Enhanced Growth Strategy Fund, and Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund (each a “Fund” and collectively the “Funds”), each a series of the Trust, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on November 22, 2019 at 11:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Cboe Vest Financial LLC (the “Adviser”), the Funds’ current investment adviser. No investment advisory fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposal 1. Shareholders of record at the close of business on October 10, 2019 are entitled to notice of, and to vote at, the special Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

David A. Bogaert, President

October 14, 2019

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The Cboe Vest Family of Funds

Cboe Vest S&P 500® Buffer Strategy Fund

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

(collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 22, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of World Funds Trust (the “Trust”) on behalf of the Cboe Vest S&P 500® Buffer Strategy Fund, Cboe Vest S&P 500® Enhanced Growth Strategy Fund, and Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund (each a “Fund” and collectively the “Funds”) for use at the special meeting of shareholders, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on November 22, 2019 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about October 16, 2019. Only shareholders of record at the close of business on October 10, 2019 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Shareholders of the Funds, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Cboe Vest Financial LLC (the “Adviser”), the Funds’ current investment adviser. No investment advisory fee increase is proposed.

2.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders in each Fund will vote separately on Proposal 1. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/wft/docs/cboevest.pdf or by calling (800) 821-2712.
The Funds’ annual and semi-annual reports are available, at no charge, by calling 855-505-VEST (8378) or on the Funds’ website at www.cboevestfunds.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST & THE ADVISER

Summary of the Proposal

You are receiving this proxy statement because the original investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Former Advisory Agreement”) automatically terminated due to the transaction described below. In order for the Adviser to continue to provide investment management services to the Funds, you are being asked to approve a new investment advisory agreement between the Trust and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase advisory fees paid by a Fund or a Fund shareholder. The New Advisory Agreement is identical in all material respects to the Former Advisory Agreement, except for the dates of commencement and renewal. The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the respective Fund.

Shareholder approval of the New Advisory Agreement is being requested in connection with a recent change in the ownership of the Adviser’s parent company, Cboe Vest Group Inc (the “Parent”). The Adviser continues to be owned by its Parent but, effective August 26, 2019, First Trust Capital Partners, LLC (“First Trust”) and its affiliates purchased approximately 49% of the outstanding voting shares of the Parent. The Board of Trustees of the Trust (the “Trustees” or the “Board”) believes the acquisition of shares of the Parent likely resulted in a change of control of the Parent and, subsequently, the Adviser. As a result of this transaction (the “Transaction”), First Trust owns approximately 49% of the outstanding voting shares of the Parent, and therefore is considered a controlling shareholder of the Parent. No other shareholders own 25% or more of voting shares of the Parent.

Under the 1940 Act, a transaction that results in a “change in control” of an investment adviser and causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned” will result in the automatic termination of the investment advisory agreement. The Board determined that the Transaction likely resulted in a change in control of the Adviser and, thus the assignment and automatic termination of the Former Advisory Agreement. Therefore, shareholders of the Funds are being asked to approve the New Advisory Agreement for the Adviser to continue to serve as the Funds’ investment adviser.

Legal Analysis

In advance of the Transaction, the Board was informed by the Adviser that a controlling block of its Parent’s voting shares were going to be purchased by First Trust. It was further explained that compensation was going to be paid to affiliated persons of the Adviser as a part of the Transaction. Legal counsel informed the Board that since compensation was involved in the Transaction, Section 15(f) of the 1940 Act had to be considered by the Board. Section 15(f) provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An "unfair burden" must not be imposed on the investment company as a result of the transaction causing the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are involved with this Transaction; and

(2) During the three-year period immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company's board must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of the Adviser, and the Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

Interim Agreement

As a result of the Transaction occurring prior to shareholder approval of the New Advisory Agreement, the Trust does not have an investment advisory agreement in place for the Funds that has been approved by shareholders of the Funds in accordance with the 1940 Act. In order for the Adviser to continue as the Funds’ investment adviser, the Board of Trustees, including all the Independent Trustees, by vote cast in person on July 24, 2019, unanimously approved the Interim Agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Agreement was effective August 26, 2019, the date of the Transaction, and replaced the Former Advisory Agreement as of such date.

The Interim Agreement is substantially similar to the Former Advisory Agreement and the New Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Agreement has a maximum term of 150 days. Further, the Interim Agreement provides that the Trustees or a majority of a Fund's outstanding voting securities may terminate the Interim Agreement at any time without penalty on not more than 10 days' written notice, and that the compensation earned by the Adviser under the Interim Agreement is being held in an escrow account until such Fund shareholders approve the New Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the Adviser. If shareholders do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Agreement or the total amount in the escrow account, plus any interest.

The Funds will continue to be managed by the Adviser under the Interim Agreement until such time as the New Advisory Agreement is approved by shareholders or the term of the Interim Agreement has expired. If the New Advisory Agreement with the Adviser is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for a Fund or Funds, which also would need to be approved by shareholders of the respective Fund, or the possible liquidation and closing of a Fund or Funds.

The New Advisory Agreement

At a meeting on August 29, 2019, the Board, including all the Independent Trustees, unanimously approved the New Advisory Agreement. The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Former Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual advisory fee from each Fund as follows:

Fund	Percentage of Average Daily Net Assets
Cboe Vest S&P 500® Buffer Strategy Fund	0.75%
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	0.75%
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	0.75%

As adviser to the Funds, subject to the Board’s supervision, the Adviser continuously reviews, supervises and administers each Fund’s investment program. The Adviser also ensures compliance with each Funds’ investment policies and guidelines. The Former Advisory Agreement was approved by shareholders and became effective with respect to each of the Funds on the following dates:

Fund	Effective Date of Former Advisory Agreement
Cboe Vest S&P 500® Buffer Strategy Fund	August 23, 2016
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	December 21, 2016
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	September 11, 2017

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Funds. In addition, the New Advisory Agreement can be terminated by the Adviser on sixty (60) days’ notice to the Funds. The Former Advisory Agreement and New Advisory Agreement may be amended by the parties thereto (which include the Adviser and the Trust) pursuant to the requirements of the 1940 Act.

The New Advisory Agreement, like the Former Advisory Agreement, provides that the Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of a Fund. If the New Advisory Agreement with the Adviser is not approved by shareholders, as it relates to a Fund or the Funds, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for a Fund or Funds, which also would need to be approved by shareholders of the respective Fund, or the possible liquidation and closing of a Fund or Funds.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning the Adviser

Cboe Vest Financial LLC (the “Adviser”), 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102 is the investment adviser to each Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and is a wholly owned subsidiary of Cboe Vest Group Inc.   Cboe Vest Group Inc has one controlling shareholder, First Trust. First Trust is controlled by Grace Partners of DuPage, L.P. and The Charger Corporation. The Charger Corporation serves as the managing member of First Trust while Grace Partners of DuPage, L.P. serves as a limited partner and control shareholder of First Trust. The Charger Corporation is controlled by AJM Ventures LLC which is controlled by James Allen Bowen. Cboe Global owns 100% of Cboe Vest LLC, which in turn owns 4.5% of Cboe Vest Group Inc, the Adviser’s parent company.

The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Karan Sood Jeffery Chang Kyle Bubeck J. Steven Neamtz	Chief Executive Officer Chief Financial Officer Chief Compliance Officer Managing Director

*	The address for each officer and director is 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102.

During the fiscal year ended October 31, 2018, the Adviser was paid the following advisory fees from the Funds.

Fund Name	Gross Advisory Fee	Fee Waiver	Net Advisory Fee
Cboe Vest S&P 500® Buffer Strategy Fund	$170,214	$170,214	$0
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	$140,954	$140,954	$0
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	$289,753	$289,753	$0

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding the limits set forth below for each class of shares of the Funds until February 28, 2021. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by a Fund within three years following the date such waiver and/or reimbursement was made provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The following tables set forth the respective expense limitation arrangements for the Funds and the amounts recoverable pursuant to such arrangements. The Adviser has requested, and the Board approved, that any such amounts recoverable pursuant to the expense limitation arrangements will be carried forward and recoverable by the Adviser as set forth below.

Fund Name	Investor Class, Institutional Class, Class A and Class C Shares	Class Y Shares
Cboe Vest S&P 500® Buffer Strategy Fund	0.95%	0.70%
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	0.95%	0.70%
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	0.95%	0.70%

The total amount of recoverable reimbursements as of October 31, 2018 and expiration dates was as follows:

	Recoverable Reimbursements and Expiration Dates
Fund	2019	2020	2021	Total
Cboe Vest S&P 500® Buffer Strategy Fund	$22,604	$143,163	$184,009	$349,776
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	—	110,466	324,518	434,984
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	—	14,789	247,314	262,103

The Adviser serves as investment adviser to another fund that has a similar investment objective as the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund. See the following table for additional information on this fund.

Fund Name	Fund Assets (as of 9/30/2019)	Advisory Fee Rate	Fee Waivers or Reimbursements
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF	$37,513,783	0.75%	N/A*

* The Adviser has agreed as part of its management agreement with the fund to pay all expenses incurred by the fund except for interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser.

Evaluation By The Board of Trustees

At an in-person meeting held on August 29, 2019, the Board approved the New Advisory Agreement with respect to the Funds. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by the Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust and Cboe Vest Financial, LLC (“Cboe Vest”) in regard to the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, the Cboe Vest S&P 500® Enhanced Growth Strategy Fund, and the Cboe Vest S&P 500® Buffer Strategy Fund (hereafter referred to as the “Cboe Vest Funds” or “Funds”). The New Advisory Agreement was presented for approval due to a change in the ownership structure of Cboe Vest (the “Transaction”) pursuant to which First Trust Capital Partners LLC (“First Trust”) acquired a controlling voting interest in Cboe Vest. Management believes the Transaction resulted in a “change in control” of Cboe Vest and an automatic termination of the former investment advisory agreement pursuant to the terms of such agreement and the Investment Company Act of 1940. The terms of the New Advisory Agreement are identical in all material respects to those of the former investment advisory agreement, except for the date of commencement and renewal. The Board reviewed the memorandum from Trust counsel (“Counsel”), addressed to the Trustees, that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement. The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by Cboe Vest; (ii) the investment performance of the Cboe Vest Funds; (iii) the costs of the services provided and profits realized by Cboe Vest from its relationship with the Cboe Vest Funds; (iv) the extent to which economies of scale would be realized if the Cboe Vest Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Cboe Vest Funds’ investors; and (v) Cboe Vest’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically provided by Cboe Vest during the approval process, including information presented to the Board during the Meeting, as well as at the Special Board Meeting held on July 24, 2019, and other meetings of the Board held during the past year. The Board also considered information regarding the expense limitation arrangements and the manner in which the Cboe Vest Funds are managed. The Board requested and was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) reports regarding the services and support provided to the Cboe Vest Funds and their shareholders by Cboe Vest; (ii) presentations by Cboe Vest management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Cboe Vest Funds; (iii) disclosure information contained in the registration statement of the Trust, including the investment descriptions of the Cboe Vest Funds, and the Form ADV of Cboe Vest; (iv)  the investment performance of the Cboe Vest Funds; (v) periodic commentary on the reasons for the performance; (vi) any significant changes in Cboe Vest’s corporate structure or principal business activities as a result of the Transaction; and (vii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Cboe Vest, including financial information, a description of personnel and the services provided to the Cboe Vest Funds, information on investment advice, performance, summaries of expenses for the Cboe Vest Funds, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Cboe Vest Funds; (iii) the anticipated effect of size on the Cboe Vest Funds’ performance and expenses; and (iv) benefits to be realized by Cboe Vest from its relationship with the Trust and the Cboe Vest Funds. The Board also considered that the Transaction eliminated certain affiliations of Cboe Vest from which potential compliance issues could have arisen and which may provide Cboe Vest with additional flexibility in trading and managing the Funds’ portfolios. However, as had been noted by the Board at previous meetings, Cboe Vest had taken measures to ensure that any arrangements potentially involving the Cboe Vest Funds and prior affiliates of Cboe Vest would have been conducted in accordance with applicable rules, regulations, statutes and SEC staff interpretations governing such relationships.

In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

(1)       The nature, extent, and quality of the services provided by Cboe Vest.

In this regard, the Board considered the responsibilities of Cboe Vest under the New Advisory Agreement. The Board reviewed the services provided by Cboe Vest to the Cboe Vest Funds including, without limitation, the process for formulating investment recommendations and assuring compliance with the Cboe Vest Funds’ investment objectives and limitations, the coordination of services for the Cboe Vest Funds among the service providers, and the efforts of Cboe Vest to promote the Cboe Vest Funds and grow assets. The Board considered: Cboe Vest’s staffing, personnel, and methods of operating; the education and experience of its personnel; its compliance programs, policies and procedures; and the fact that the Transaction is not expected to result in any material changes to the Adviser’s management and investment teams serving the Funds or to the operations of the Funds. The Board acknowledged the additional flexibility the Adviser may have as it relates to trading and management of the Funds and noted First Trust’s industry experience and its current business lines. Further, the Board noted the benefits that could accrue to the Cboe Vest Funds from Cboe Vest’s affiliation with First Trust, including additional marketing and distribution related capabilities and increased access to distribution platforms. The Board also considered the financial condition of Cboe Vest and its new affiliates following the Transaction. After reviewing the foregoing and further information from Cboe Vest, the Board concluded that the quality, extent, and nature of the services to be provided by Cboe Vest were satisfactory and adequate for the Cboe Vest Funds.

(2)       Investment Performance of the Cboe Vest Funds.

The Board noted that the Cboe Vest Funds do not have a long performance history. The Board further noted that peers for each of the Cboe Vest Funds were selected by Broadridge from Morningstar’s options-based category, which is a “catch-all” for any funds that use options as a core part of their strategy (the “Peer Group”).

In regard to the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, the Peer Group included funds that pursue income from two sources: dividends from stocks and option premiums. The Trustees considered that for the year ended June 30, 2019, the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund was the top performing fund in its Peer Group and also outperformed both its category median and benchmark index by 8.10% and 8.57%, respectively. The Board further noted that the Fund was, however, more volatile than its benchmark and its peers, with a standard deviation of 16.80% versus 13.24% for the benchmark, and 11.19% for the Peer Group median.

In regard to the Cboe Vest S&P 500® Buffer Strategy Fund and the Cboe Vest S&P 500® Enhanced Growth Strategy Fund, the Trustees considered that the Peer Groups for both Funds have a significant overlap, but do vary in cases where there are multiple strategies from a single adviser that better align with the respective Cboe Vest Fund. The Board considered that for the year ended June 30, 2019, the Cboe Vest S&P 500® Buffer Strategy Fund outperformed its Peer Group and category medians and its benchmark index by 1.17%, 2.74%, and 3.37%, respectively; the Board also considered that the Fund was less volatile than its benchmark and its peers, with a standard deviation of 11.26% against 13.24% for the benchmark and 11.88% for the Peer Group median. Finally, the Board noted that the Fund was approaching its third anniversary and Cboe Vest expects that the Fund will compare favorably to its category and Peer Group.

The Trustees considered that for the year ended June 30, 2019, the Cboe Vest S&P 500® Enhanced Growth Strategy Fund outperformed its Peer Group and category medians and its benchmark index, by 3.15%, 5.85%, and 6.48%, respectively. The Board also noted that the Fund was more volatile than its benchmark and peers, with a standard deviation of 20.20% versus 13.24% for the benchmark and 11.34% for the Peer Group median, largely as a result of its enhanced growth strategy. Again, the Board noted that the Fund was approaching its third anniversary and Cboe Vest expects that the Fund will compare favorably to its category and Peer Group.

The Trustees considered that Cboe Vest’s managed account investments are specific to each customer and that, given the high degree of customization, Cboe Vest has represented that the performance of these strategies is not relevant to the performance of the Cboe Vest Funds. The Board also noted that Cboe Vest manages and sub-advises ETFs, but the strategies and structures of the ETFs are different from the Cboe Vest Funds. Based on the foregoing, the Board concluded that the investment performance information presented for the Cboe Vest Funds was satisfactory.

(3)	The costs of services provided and profits realized by Cboe Vest from the relationship with the Cboe Vest Funds.

In this regard, the Board considered Cboe Vest’s staffing, personnel, and methods of operating; the financial condition and profitability of Cboe Vest and the level of commitment to the Cboe Vest Funds by Cboe Vest’s principals and First Trust; the benefits for Cboe Vest in managing the Cboe Vest Funds; the overall expenses of the Cboe Vest Funds; and the nature and frequency of advisory fee payments. The Board also considered that the advisory fee will not change for the Funds under the New Advisory Agreement or in any way as a result of the Transaction, and that the fee waivers and expense reimbursements currently provided by Cboe Vest for the Funds will remain in place as well. The Trustees reviewed information provided by Cboe Vest regarding its profits associated with managing the Cboe Vest Funds. The Trustees noted that Cboe Vest Funds are not currently profitable to Cboe Vest but are projected to be profitable to the firm in 2020. The Board compared the fees and expenses of the Cboe Vest Funds (including the advisory fee) to those of their Peer Groups consisting of other funds comparable to them in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that each Fund’s net expense ratio and advisory fee was below the category and Peer Group medians. The Board considered the expense limitation arrangements in place for each of the Cboe Vest Funds and that effective August 16, 2018, Cboe Vest agreed to lower the expense cap on the Class Y shares of the Cboe Vest S&P 500® Enhanced Growth Strategy Fund and the Cboe Vest S&P 500® Buffer Strategy Fund from 0.75% to 0.70% through February 28, 2020. The Board considered Cboe Vest’s commitment to extend the current expense limitation arrangements for the Funds through February 28, 2021. The Board noted that the net expenses and management fee of each of the Cboe Vest Funds were lower than both the Peer Group and category medians. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the profitability of and the fees paid to Cboe Vest were fair and reasonable.

(4)	The extent to which economies of scale would be realized as the Cboe Vest Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Cboe Vest Funds’ investors.

In this regard, the Board considered the Cboe Vest Funds’ fee arrangements with Cboe Vest, including the economies of scale to be experienced by shareholders as assets increase due to the breakpoints in place with respect to each of the Cboe Vest Funds’ management fees. The Trustees also noted that the Cboe Vest Funds would benefit from economies of scale under its agreements with some of its service providers other than Cboe Vest. The Board also considered the expense caps in place for the Cboe Vest Funds from which shareholders will immediately benefit and the Cboe Vest’s decision to extend the expense caps through at least February 28, 2021. Following further discussion of the Cboe Vest Funds’ current asset levels, expectations for growth, and levels of fees, the Board determined that the Cboe Vest Funds’ fee arrangement with Cboe Vest was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Cboe Vest and that the expense limitation arrangements provided potential savings or protection for the benefit of the Cboe Vest Funds’ shareholders.

(5)       Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Cboe Vest Funds; the basis of decisions to buy or sell securities for the Cboe Vest Funds; the method for bunching of portfolio securities transactions; the substance and administration of Cboe Vest’s Code of Ethics and other relevant policies described in Cboe Vest’s Form ADV. The Board noted that Cboe Vest benefits by being able to direct smaller accounts into the Cboe Vest Funds. The Board also considered that the conflicts of interests associated with Cboe Vest’s prior parent affiliate no longer exist following the Transaction, which should result in greater trading flexibility for the Cboe Vest Funds. The Board further noted that the Cboe Vest Funds will begin engaging in transactions in securities that trade on Cboe exchanges, which represent several of the largest options exchanges in the world. It was noted that Cboe Vest may receive certain “soft dollar” benefits but does not participate in any commission recapture programs. Following further consideration and discussion, the Board indicated that Cboe Vest’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits derived by Cboe Vest from managing the Cboe Vest Funds were satisfactory.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreement and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the New Advisory Agreement was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the New Advisory Agreement for an initial two-year term.

PROPOSAL 2

TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” PROPOSAL 1.

OPERATION OF THE FUNDS

Each Fund is a non-diversified series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Cboe Vest Financial LLC, located at 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102, as investment adviser to the Funds. Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as each Fund’s administrator, transfer agent and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Funds’ assets. First Dominion Capital Corp., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Funds. No changes are being made to these service providers as a result of this Meeting.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for a Fund will be voted for approval of the proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding.

Fund	Total Shares of Beneficial Interest Issued and Outstanding
Cboe Vest S&P 500® Buffer Strategy Fund	8,088,841
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	3,227,025
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	6,181,708

Shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of a Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Funds submitted to a vote at the Meeting.

One-third (1/3) of the outstanding shares of the Funds entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement as it relates to such Fund. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less.

Shareholders in each Fund will vote separately on Proposal 1. If Proposal 1 is approved by the shareholders of a Fund, the New Advisory Agreement is expected to be effective for that Fund as of the date of the Meeting, regardless of the results of the vote on a New Advisory Agreement for the other Funds. If shareholders of any Fund fail to approve Proposal 1, the Board will consider additional options as it relates to such Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of a Fund or Funds.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum.  The vote required to approve the Proposal is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposal.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Funds:

Names and Addresses	Percent of Fund	Type of Ownership
Cboe Vest S&P 500 Buffer Strategy Fund
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103	53.0%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150	25.5%	Record
Charles Schwab & Co. Inc. FBO Customers 211 Main Street San Francisco, CA 94105	10.0%	Record
Cboe Vest S&P 500 Enhanced Growth Strategy Fund
Charles Schwab & Co. Inc. FBO Customers 211 Main Street San Francisco, CA 94105	77.7%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.1%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.3%	Record
Cboe Vest S&P 500 Dividend Aristocrat Target Income Fund
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103	29.7%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150	23.7%	Record
Charles Schwab & Co. Inc. FBO Customers 211 Main Street San Francisco, CA 94105	9.2%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.2%	Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a Fund.

SHAREHOLDER PROPOSALS

Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Adviser. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected be approximately $65,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with a Fund or Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

BY ORDER OF THE BOARD OF TRUSTEES

David A. Bogaert, President

October 14, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on November 22, 2019: The notice of meeting, proxy statement and shareholder ballot is available at https://vote.proxyonline.com/wft/docs/cboevest.pdf

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (800) 821-2712. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Cboe Vest Financial LLC (the “Adviser”), a Delaware limited liability company with its principal place of business in McLean, Virginia. This Agreement is made effective as to each Fund (defined below) as of the date set forth on the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto as of the “Effective Date” noted on each Schedule A with respect to each of the Funds.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”, as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.            THE ADVISER’S SERVICES.

(a)

Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall use its best efforts to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)

Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)

Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)

Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.

CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.

INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)

Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)

Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.            BROKERAGE.

(a)

Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)

Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.

ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)

Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)

ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)

Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)

Use of the Names “Vest” and “Cboe”. The Adviser has the right to use the names “Vest” and “Cboe” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Vest” and “Cboe” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Vest” and “Cboe” that it has not otherwise disclosed to the Board

(e)

Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)

No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)

Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)

Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.

THE NAMES “VEST” AND “Cboe”. The Adviser grants to the Trust a license to use the names “Vest” and “Cboe” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.

ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.

INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.

ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)

This Agreement shall become effective as of the date executed with respect to a particular Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.

This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.

NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Companies, 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102, Attention: President.

14.

CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.

CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.

LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.

RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.

ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.

LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.

NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.

GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.

PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A attached hereto.

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CBOE VEST FINANCIAL LLC

Signature

By: J. Steven Neamtz

Title: Senior Managing Director

SCHEDULE A-1

Investment Advisory Agreement
between
World Funds Trust (the “Trust”) and
Cboe Vest Financial LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Cboe Vest S&P 500® Buffer Strategy Fund	$0 - $249,999,999.99 $250,000,000 - $749,999,999.99 $750,000,000 - $1,499,999,999.99 $1,500,000,000 - $4,999,999,999.99 >$5,000,000,000	0.75% 0.65% 0.60% 0.55% 0.50%	[ ],2019

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CBOE VEST FINANCIAL LLC

Signature

By: J. Steven Neamtz

Title: Senior Managing Director

SCHEDULE A-2

Investment Advisory Agreement
between
World Funds Trust (the “Trust”) and
Cboe Vest Financial LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Cboe Vest S&P 500® Enhanced Growth Strategy Fund	$0 - $249,999,999 $250,000,000 - $749,999,999 $750,000,000 - $1,499,999,999 $1,500,000,000 - $4,999,999,999 >$5,000,000,000	0.75% 0.65% 0.60% 0.55% 0.50%	[ ], 2019

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CBOE VEST FINANCIAL LLC

Signature

By: J. Steven Neamtz

Title: Senior Managing Director

SCHEDULE A-3

Investment Advisory Agreement
between
World Funds Trust (the “Trust”) and
Cboe Vest Financial LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund	$0 - $249,999,999.99 $250,000,000 - $749,999,999.99 $750,000,000 - $1,499,999,999.99 $1,500,000,000 - $4,999,999,999.99 >$5,000,000,000	0.75% 0.65% 0.60% 0.55% 0.50%	[ ], 2019

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CBOE VEST FINANCIAL LLC

Signature

By: J. Steven Neamtz

Title: Senior Managing Director

A-11

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Cboe Vest S&P 500® Buffer Strategy Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Cboe Vest S&P 500® Buffer Strategy Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on November 22, 2019, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 22, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/cboevest.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Cboe Vest S&P 500® Buffer Strategy Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Cboe Vest S&P 500® Buffer Strategy Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Cboe Vest S&P 500® Buffer Strategy Fund, and Cboe Vest Financial LLC (the “Adviser”), the Fund’s current investment adviser. No increase in fees is being proposed.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Cboe Vest S&P 500® Enhanced Growth Strategy Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on November 22, 2019, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 22, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/cboevest.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Cboe Vest S&P 500® Enhanced Growth Strategy Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Cboe Vest S&P 500® Enhanced Growth Strategy Fund, and Cboe Vest Financial LLC (the “Adviser”), the Fund’s current investment adviser. No increase in fees is being proposed.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on November 22, 2019, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 22, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/cboevest.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

FOR	AGAINST	ABSTAIN

1. To approve a new investment advisory agreement between the Trust, on behalf of the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, and Cboe Vest Financial LLC (the “Adviser”), the Fund’s current investment adviser. No increase in fees is being proposed.

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[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]